                                                                      Exhibit 21

                              LIST OF SUBSIDIARIES
                              --------------------
                            (AS OF DECEMBER 31, 1998)


NAME OF COMPANY                                                                           PERCENTAGE OWNED
---------------                                                                           ----------------
THE LTV CORPORATION                                                                              Parent
         Georgia Tubing Corporation                                                                100%
              Vought Arabia                                                                         49%

         Investment Bankers, Inc.                                                                  100%
              Inmobiliaria Nueva Icacos, S.A. de C.V.                                              100%

         Jalcite I, Inc.                                                                           100%
              Black River Lime Company                                                              25%
              Cliffs and Associates Limited                                                       46.5%

         Jones & Laughlin Steel Incorporated                                                       100%

         Kingsley International Insurance Ltd.                                                     100%

         LTV Blanking Corporation                                                                  100%
              TWB Company, L.L.C.                                                                 11.1%

         LTV Corporation, The (Wyoming)                                                            100%

         LTV/EGL Holding Company                                                                   100%
              L-S Electro-Galvanizing Company                                                       60%

         LTV Electro-Galvanizing, Inc.                                                             100%

         LTV International N.V.                                                                    100%

         LTV Properties, Inc.                                                                      100%

         LTV Sales Finance Company                                                                 100%

NAME OF COMPANY                                                                           PERCENTAGE OWNED
---------------                                                                           ----------------
THE LTV CORPORATION (Continued)                                                                 Parent
         LTV Steel Company, Inc.                                                                  100%
              Aliquippa and Southern Railroad Company                                             100%
              Cayman Mineracao do Brasil Ltda                                                    97.5%
              Chicago Short Line Railway Company                                                  100%
              Crystalane, Inc.                                                                    100%
              Cuyahoga Valley Railway Company, The                                                100%
                  Mahoning Valley Railway Company, The                                            100%
              Dearborn Leasing Company                                                            100%
                  L-S II Electro-Galvanizing Company                                               50%
              Erie B Corporation                                                                  100%
                  LTV Steel Mining Company                                                         45%
              Erie I Corporation                                                                  100%
                  LTV Steel Mining Company                                                         10%
              Fox Trail, Inc.                                                                     100%
                  Cayman Mineracao do Brasil Ltda                                                 2.5%
              J&L Empire, Inc.                                                                    100%
                  Empire Iron Mining Partnership                                                   25%
                      Marquette Range Coal Service Company                                       48.5%
              Jalcite II, Inc.                                                                    100%
                  Black River Lime Company                                                       12.5%
              Jalore Mining Company, Ltd.                                                         100%
              L.A.S. Resources, Inc.                                                               53%
              LTV Pickle, Inc.                                                                    100%
              Monongahela Connecting Railroad Company, The                                        100%
              Nemacolin Mines Corporation                                                         100%
              Northern Land Company                                                                50%
              O'Hare Group, Inc., The                                                              10%
              Presque Isle Corporation                                                           53.5%
              Processing Technology, Inc.                                                        47.6%
              Republic Technology Corporation                                                     100%
              Reserve Mining Company                                                               50%
              River Terminal Railway Company, The                                                 100%
              Youngstown Erie Corporation                                                         100%
                  LTV Steel Mining Company                                                         45%
              YST Erie Corporation                                                                100%

         LTV Steel de Mexico, Ltd.                                                                100%
              Lagermex S.A. de C.V.                                                                25%

NAME OF COMPANY                                                                           PERCENTAGE OWNED
---------------                                                                           ----------------
THE LTV CORPORATION (Continued)                                                                  Parent
         LTV-Trico, Inc.                                                                           100%
              Trico Steel Company, L.L.C.                                                           50%

         RepSteel Overseas Finance N.V.                                                            100%

         Trico Steel Company, Inc.                                                                 100%

         VP Buildings, Inc. (f/k/a VP Acquisition Company)                                         100%
              Varco-Pruden Exports, Ltd.                                                           100%
              Varco Pruden International, Inc. (f/k/a Buildings International Company)             100%
                  Varco Pruden International de Chile Limitada                                     100%
                      IPAC-Varco Pruden, S.A.                                                       49%
                  IMSA-Varco Pruden, S.A. de C.V.                                                   49%
                  Medabil Varco-Pruden S.A.                                                         30%
                  Miller Varco-Pruden S.A.                                                          40%
              VP Buildings - Wisconsin, Inc.                                                       100%
                  The Bethel Real Estate Co., Inc.                                                 100%
                  United Panel, Inc.                                                               100%